Ivy Variable Insurance Portfolios

Supplement dated August 10, 2017 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 28, 2017

as supplemented July 14, 2017

The following replaces the “Portfolio Manager” section for Ivy VIP Small Cap Core:

Portfolio Managers

Kenneth G. Gau, Senior Vice President of IICO, has managed the Portfolio since August 2014, and Scott R. Sullivan, Vice President of IICO, has managed the Portfolio since August 2017.

The following replaces the first two sentences of the sole paragraph of the “The Management of the Portfolios – Portfolio Management – Ivy VIP Small Cap Core” section:

Kenneth G. Gau and Scott R. Sullivan are primarily responsible for the day-to-day portfolio management of Ivy VIP Small Cap Core. Mr. Gau has held his Portfolio responsibilities since August 2014. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager.

The following is inserted as a new paragraph immediately following the sole paragraph of the “The Management of the Portfolios – Portfolio Management – Ivy VIP Small Cap Core” section:

Mr. Sullivan has held his Portfolio responsibilities since August 2017. He is Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. Mr. Sullivan joined Waddell & Reed in 2007 as an equity investment analyst. He has served as Assistant Vice President and assistant portfolio manager for other investment companies managed by IICO since 2014. He earned a BA in Economics from Tufts University, and holds an MBA with an emphasis in Applied Security Analysis from the University of Wisconsin-Madison.

1	Prospectus	Supplement